EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the use in this registration statement of our reports dated August 25, 1995 included herein and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP


          New Orleans, Louisiana,
          June 14, 1996